REVENUE	12 Months Ended
Dec. 31, 2022
Disclosure Of Revenue [Abstract]
REVENUE
NOTE 12:	REVENUE

	Year ended December 31
	2022	2021	2020
	USD thousands

Programmatic	274,355	266,616	161,625
Performance	60,895	75,329	50,295

	335,250	341,945	211,920

For the year ended December 31, 2022, one buyer represents 10.7% of the revenue. For the year ended December 31, 2021 one buyer represents 13.6% of revenue. For the year ended December 31, 2020, no individual buyer accounted for more than 10% of revenue.